                                       [AIM LOGO APPEARS HERE]



                                          [PHOTO APPEARS HERE]


                                               AIM INCOME FUND


                                                 ANNUAL REPORT

                                             DECEMBER 31, 1995

AIM INCOME FUND

   For shareholders who seek a high level of current income consistent with a reasonable concern for safety of principal by investing in a portfolio consisting primarily of fixed-rate corporate debt and U.S. government obligations.

ABOUT FUND PERFORMANCE AND DATA THROUGHOUT THIS REPORT:

o AIM Income Fund's performance figures are historical and reflect all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
     (CDSC) for the period involved. The CDSC declines from 5% to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares.
o In 1995, the Fund paid distributions for Class A and Class B shares of $0.613 and $0.542 per share, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o    Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any one particular security.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.
o Government securities, such as U.S. Treasury bills and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest. Fund shares are not insured and their value and yield will vary with market conditions.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The Lipper General Bond Fund Index represents an average of the performance of the 10 largest general bond funds.
o The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate- and long-term government and investment-grade corporate debt securities. The Lehman Corporate Bond Long Term Index is an unmanaged index generally representative of long-term investment-grade corporate debt securities.
o The Salomon Brothers Non-U.S. World Government Bond Index is an unmanaged index of foreign government debt securities from the following countries: Austria, Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, and the United Kingdom.
o The First Boston High Yield Index tracks more than 270 segments within the high-yield universe and includes credit quality, industry, security type, and maturity.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested interest and do not reflect sales charges.




  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                     A Message from
                                                       the Chairman


                    Dear Fellow Shareholder:

                    In one of the best years on record for the bond market, AIM
                    Income Fund delivered excellent returns in the fiscal year
   [PHOTO OF        ended December 31, 1995. Total returns during the 12 months
Charles T. Bauer,   that ended December 31, 1995, for Class A and Class B
  Chairman of       shares were 22.77% and 21.72%, respectively.
 the Board of          The Fund outperformed the 16.56% total return of the
   the Fund,        Lipper General Bond Fund Index, an average of the
 APPEARS HERE]      performance of the 10 largest general bond funds tracked
                    by Lipper. As of December 31, combined net assets of the Fund's Class A and B shares were $295.6 million, up 38% from $214.0 million a year ago.
   AIM Income Fund's key investment categories--investment grade issues, high-yield corporate securities and international investments denominated in foreign currencies--each performed well in the one-year period ended December 31, 1995. The bond market rebounded from a tumultuous 1994 that saw seven hikes in short-term interest rates. The Fed eased rates twice in 1995 as the economy slowed to a moderate pace. As the year ended, the possibility of a balanced budget agreement gave the bond market hope for continued strength in 1996. A more complete discussion about the economy and your Fund's portfolio begins on the following page.
   Your Fund has built an impressive record of long-term results. Over the past 10 years, the Fund's Class A shares have turned in an average annual total return of 9.71%, outperforming the Lehman Brothers Aggregate Bond Index's 9.63%. The Fund's Class A shares' five-year average annual total return of 10.65% also outpaces the Lehman index's 9.48%.
   It is important to remember, however, that AIM Income Fund and the financial markets in general have experienced ups and downs over time. Although past performance does not ensure comparable future results, we believe shareholders who keep a long-range outlook will enjoy the greatest returns on their investments.
   In 1996, debate over the federal budget deficit--which affects the future of Medicare and Social Security--brings home the need for all of us to plan for retirement. It's more important than ever to build our nest eggs independent from government programs that may, or may not, exist by the time we retire. And for some baby boomers, that time is just 10 years away.
   We remain committed to managing your Fund according to AIM's research-based, credit-quality-oriented investment discipline. During the period covered by this report, total assets under AIM's management increased by about 48%, from about $27 billion to about $42 billion. While part of this growth can be attributed to favorable market conditions, it also reflects the opening of approximately 622,000 new shareholder accounts during the period.
   We are pleased to send you this shareholder report for AIM Income Fund. If you have any questions or comments, please call Client Services at 800-959-4246 during regular business hours. For automated account information, call the 24-hour AIM Investor Line toll-free at 800-246-5463.

Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


--------------------------------------------------------------------------------
LIPPER RANKINGS
(As of 12/31/95)
--------------------------------------------------------------------------------

AIM Income Fund Class A Shares

                     RANK VS. ALL
        PERIOD    FIXED-INCOME FUNDS    TOP %

        10 Years      45 of 660           7%
         5 Years     122 of 1,659         8%
         1 Year       99 of 4,330         3%

--------------------------------------------------------------------------------

Lipper ranking for the Fund's Class B shares:
one year, 129 of 4,330, 3%. Fund performance rankings are based on total reurns and are versus all fixed-income funds tracked by Lipper, excluding sales charges, and including fees and expenses. Of course, past performance cannot guarantee comparable future results.

Management's
Discussion & Analysis


----------------------
  A continuation of

low inflation, moder-

   ately expanding

  economic activity

and a less restrictive

   monetary policy

   should provide

      positive

  underpinnings for

    bond markets.
----------------------
WIDESPREAD BOND RALLY DRIVES AIM INCOME FUND

Declining interest rates, modest inflation, moderating economic growth and strong corporate earnings converged to make 1995 ripe for a strong bond market rally.
   In July and December, the Federal Reserve lowered the federal funds rate--the interest rate banks use to lend overnight reserves to each other. On each occasion, commercial banks responded by reducing loan interest rates to their largest and most creditworthy customers. Falling short- and long-term interest rates are good news for bonds, whose prices move inversely to interest rates. Investment returns across the maturity spectrum--short- to long-term--posted significant gains as yield levels moved lower throughout 1995. For example, the yield on the 10-year U.S. Treasury note, a benchmark for longer term rates, fell 2.26% over the year to 5.57% on December 29, 1995.
   Bond prices surged amid signs of a moderating pace of economic activity. Modest growth means the demand for borrowed money tends to be lower, which allows the cost of money, or interest rates, to fall. Inflation levels tended to post modest increases over the year, continuing a trend of modest price rises over the last few years. Low and stable inflation rates mean bond investors earn good real rates of return after adjustments are made for the effects of inflation.
   Favorable corporate earnings growth provided another positive development because rising earnings are an indication of improving credit worthiness. Many companies took advantage of lower interest rates and issued more than $155 billion in new debt securities.
   At year-end, the market was focused on the potential for a balanced budget accord which might reduce the federal government borrowing requirements and trim government spending over the next seven years. This agreement would be likely to lower longer-term interest rates and encourage private sector economic growth.

YOUR INVESTMENT PORTFOLIO
AIM Income Fund is a diversified portfolio of investment-grade, U.S. and international corporate and government securities, and lower-quality, high-yield issues. For the year ending December 31, 1995, all sectors of the portfolio posted good results.

-------------------------------------------------------------------------------
SHAPE OF YIELD CURVE RETURNS TO NORMAL IN 1995

The yield curve is a graphic representation of bond interest rates relative to maturithy, the length of time until repayment is scheduled. It illustrates three broad maturity ranges--short-term (less than two years), intermediate-term (two to 10 years), and long-term(more than 10 years). The shape of the yield curve is key--it provies a snapshot of the current conditions in the U.S. government secirities market.
   On December 30, 1994, investors were concerned that interest rates would continue to rise and were reluctant to commit their funds to longer-term securities. The yield curve's shape was upward sloping and steep for maturities up to three years and flat beyond three years to 30 years.
   As 1995 progressed, several factors, including moderating growth, low inflation and a less restrictive monetary policy, restored investor confidence and created a bond market rally. On December 29, 1995, the shape of the yield curve sloped gently upward. Investors were willing to lock in the higher yield for longer-term securities because the economic environment for bonds had significantly improved.

HISTORICAL YIELD CURVE: 12/30/94 vs. 12/29/95

MATURITY           1994 YIELD          1995 YIELD

3 Month               6%                  5%
6 Month               6%                  5%
1 Year                7%                  5%
2 Years               8%                  5%
3 Years               8%                  5%
5 Years               8%                  5%
10 Years              8%                  6%
30 Years              8%                  6%

Source: Bloomberg

            See important Fund disclosure on inside front cover.

                                                                  Management's
                                                         Discussion & Analysis

   The domestic segment, comprising about 66.28% of the Fund, holds 52.51% in corporate securities, 13.33% in U.S. Treasuries and the remainder in convertible bonds. The managers increased holdings in finance, cable, telecommunications and industrial issues during the year. Holdings of electric utility companies were reduced because of concerns over increasing competitive pressures leading to lower margins, lower earnings, and potentially lower credit ratings.
   The Fund increased the international segment to approximately 31.35%, up from 28.31% at the beginning of the year. These international securities were denominated in foreign currencies, 20.82%, and the U.S. dollar, 10.53%. Foreign bond markets provided very favorable returns in 1995, as many benefited from generally declining interest rates. The Fund owned issues in Australia, Canada, Denmark, France, Germany, Italy, Japan and the United Kingdom.
   The Fund was further diversified with 71.3% in investment-grade issues rated BBB- by Moody's Investor Services Ltd. and Baa3 or better by Standard & Poor's, two widely known credit agencies. The high-yield segment stood at 28.7% and included securities rated BB+ and Ba1 or lower by Moody's and Standard & Poor's, respectively. In most years, investment-grade and high-yield bonds serve as counterweights to each other because they respond to different stimuli. Investment-grade securities are most sensitive to changing levels of interest rates, and high-yield bonds tend to respond best to a healthy, growing economy. With interest rates falling and the economy showing reasonable growth, each sector performed well in 1995.

OUTLOOK FOR THE FUTURE

The outlook for 1996 appears to be favorable for investors. A continuation of low inflation, moderately expanding economic activity and a less restrictive monetary policy should provide positive underpinnings for bond markets. AIM Income Fund provides longer-term investors with attractive income, strong total return results and the advantages of a broadly diversified investment strategy.

-------------------------------------------------------------------------------
TOP 5 HOLDINGS
(As of 12/31/95)
-------------------------------------------------------------------------------


     ISSUER                                COUPON       MATURITY

     1.  U.S. Treasury                      6.50%         04/99
     2.  Indiana Michigan Power Co.         9.82          12/22
     3.  Time Warner, Inc.                  9.15          02/23
     4.  News America Holdings, Inc.        9.25          02/13
     5.  Province of Manitoba               7.75          07/16

-------------------------------------------------------------------------------

THE ADVANTAGE OF DIVERSIFICATION

Broad market sector diversification allows an investor the advantages of better income potential, reduced sensitivity to single market volatility, and enhanced total rates of return over time. The chart demonstrates that securities owned in AIM Income Fund, represented by different indexes, perform independently from one another. Long-term bonds, represented in the chart by the Lehman Corporate Bond Long Term Index, are more sensitive to interest rates. High-yield securities, represented by First Boston High Yield Index, react most favorably to a healthy, growing economy. Foreign bonds, represented by Salomon Brothers Non-U.S. World Government Bond Index, provide further diversification for incremental income and returns. In 1995, all sectors performed well.

AVERAGE ANNUAL TOTAL RETURNS: 12/31/89-12/31/95

                                         Salomon Brothers
                    Lehman Corporate      Non-U.S. World        First Boston
                     Bond Long Term    Government Bond Index     High Yield

12/31/89-12/31/90          6.48%              15.29%               -6.38%
12/31/90-12/31/91         20.98               16.22                43.75
12/31/91-12/31/92          9.34                4.77                16.67
12/31/92-12/31/93         13.64               15.12                18.91
12/31/93-12/31/94         -5.76                5.99                -2.15
12/31/94-12/31/95         27.92               19.55                17.38

Source: Towers Data Systems HYPO(R)

PORTFOLIO COMPOSITION
As of 12/31/95

(As a percentage of total net assets)

Domestic
  Government           13.33%
  Corporate Bonds      52.51
  Convertible Bonds     0.43
  Common Stock          0.01

Foreign
  Government           13.53%
  Corporate Bonds      13.81
  Convertible Bonds     3.86
  Common Stock          0.15

Cash                    0.25%

Other Assets            2.12%

Average maturity: 11.27 years

Duration: 6.25 years

Number of Holdings: 106

            See important Fund disclosure on inside front cover.

Long-Term
Performance

GROWTH OF A $10,000 INVESTMENT

        The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the past 10 years. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with and without a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case, the Lehman Brothers Aggregate Bond Index. Unlike your Fund, the index is not managed; therefore there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
For periods ended December 31, 1995

                           Without         With
                        Sales Charge    Sales Charge

CLASS A SHARES

   10 Years                9.71%            9.17%
    5 Years               10.65             9.57
    1 Year                22.77            16.93

CLASS B SHARES

   Inception (9/1/93)      4.41%           3.29%
    1 Year                21.72            6.72
-------------------------------------------------------------------------------


                       AIM Income Fund                 AIM Income Fund             Lehman Bros. Aggregrate
             Class A Shares (w/o sales charge)  Class A Shares (w/sales charge)          Bond Index

12/85                     $10,000                        $9,520                          $10,000
12/86                      11,804                        11,237                           11,653
12/87                      11,871                        11,301                           11,951
12/88                      12,941                        12,319                           13,053
12/89                      14,695                        13,989                           14,893
12/90                      15,231                        14,499                           15,930
12/91                      17,974                        17,110                           18,880
12/92                      19,307                        18,379                           20,520
12/93                      22,276                        21,206                           23,016
12/94                      20,573                        19,584                           22,091
12/95                      25,258                        24,044                           26,923


PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS.

Source: Towers Data Systems HYPO(R)

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
   The performance of Class B shares will differ from that of Class A shares due to differing fees and expenses.
   For Fund performance calculations and descriptions of any indexes cited on this page, please refer to the inside front cover of this report.

                                                                     Financials

SCHEDULE OF INVESTMENTS

December 31, 1995

                                                                    PRINCIPAL
                                                   MATURITY         AMOUNT(a)       MARKET VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS
  & NOTES-62.30%

ADVERTISING/BROADCASTING-0.36%

Comcast Corp.,
  Sr. Sub. Deb., 9.50%                             01/15/08       $   1,000,000     $  1,060,000
------------------------------------------------------------------------------------------------

AIRLINES-2.77%

Delta Air Lines,
  Deb., 10.375%                                    02/01/11           1,500,000        1,876,215
------------------------------------------------------------------------------------------------
  Equipment Trust Certificates, 10.50%             04/30/16           5,000,000        6,303,250
------------------------------------------------------------------------------------------------
                                                                                       8,179,465
------------------------------------------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-2.79%

General Motors Corp.,
  Deb., 8.80%                                      03/01/21           6,700,000        8,257,951
------------------------------------------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.21%

Harvard Industries Inc.,
  Sr. Notes, 11.125%                               08/01/05             610,000          610,000
------------------------------------------------------------------------------------------------

CABLE TELEVISION-3.77%

CAI Wireless Systems Inc.,
  Sr. Notes, 12.25%                                09/15/02             990,000        1,056,825
------------------------------------------------------------------------------------------------
Comcast UK Cable,
  Sr. Unsecured Disc. Deb., 11.20%(b)              11/15/07           5,000,000        2,925,000
------------------------------------------------------------------------------------------------
Marcus Cable Operating Co.,
  Sr. Disc. Notes, 13.50%(b)                       08/01/04           1,690,000        1,271,725
------------------------------------------------------------------------------------------------
Viacom, Inc.,
  Sr. Notes, 7.75%                                 06/01/05           3,650,000        3,876,191
------------------------------------------------------------------------------------------------
Videotron, Ltd.,
  Yankee Sr. Sub. Notes, 10.625%                   02/15/05           1,000,000        1,072,500
------------------------------------------------------------------------------------------------
Wireless One Inc.,
  Units, 13.00%(c)                                 10/15/03             890,000          938,950
------------------------------------------------------------------------------------------------
                                                                                      11,141,191
------------------------------------------------------------------------------------------------

CHEMICALS-0.70%

Crain Industries,
  Sr. Sub. Notes, 13.50%
  (acquired 08/22/95; cost $1,070,000)(d)          08/15/05           1,070,000        1,086,050
------------------------------------------------------------------------------------------------
RBX Corp.,
  Sr. Sub. Notes, 11.25%
  (acquired 10/06/95-11/07/95; cost
  $1,006,638)(d)                                   10/15/05           1,000,000          982,500
------------------------------------------------------------------------------------------------
                                                                                       2,068,550
------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES-0.30%

Hines Horticulture,
  Sr. Sub. Notes, 11.75%
  (acquired 10/16/95-10/20/95; cost $858,550)(d)   10/15/05             850,000          888,250
------------------------------------------------------------------------------------------------

CONTAINERS-1.25%

Ivex Packaging,
  Sr. Sub. Notes, 12.50%                           12/15/02           1,500,000        1,590,000
------------------------------------------------------------------------------------------------
Owens-Illinois Inc.,
  Sr. Sub. Notes, 10.00%                           08/01/02           2,000,000        2,100,000
------------------------------------------------------------------------------------------------
                                                                                       3,690,000
------------------------------------------------------------------------------------------------

Financials

                                                                    PRINCIPAL
                                                   MATURITY         AMOUNT(a)       MARKET VALUE

FINANCE (CONSUMER CREDIT)-6.53%

Associates Corp.,
  Deb., 7.95%                                      02/15/10       $   6,000,000     $  6,828,420
------------------------------------------------------------------------------------------------
GMAC,
  Notes, 9.00%                                     10/15/02           3,425,000        3,961,115
------------------------------------------------------------------------------------------------
GPA Delaware Inc.,
  Deb., 8.75%                                      12/15/98           1,240,000        1,165,600
------------------------------------------------------------------------------------------------
ITT Corp.,
  Deb., 7.375%                                     11/15/15           3,350,000        3,460,972
------------------------------------------------------------------------------------------------
Loehmann's Holdings,
  Sr. Sub. Deb., 13.75%                            02/15/99           1,235,000        1,160,900
------------------------------------------------------------------------------------------------
Olympic Financial Ltd.,
  Deb., 13.00%                                     05/01/00             700,000          764,750
------------------------------------------------------------------------------------------------
Sea Containers,
  Sr. Sub. Deb., 12.50%                            12/01/04           1,825,000        1,971,000
------------------------------------------------------------------------------------------------
                                                                                      19,312,757
------------------------------------------------------------------------------------------------

FOOD PROCESSING-1.34%

American Rice Inc.,
  Sec. Notes, 13.00%                               07/31/02           1,830,000        1,729,350
------------------------------------------------------------------------------------------------
Curtice-Burns Foods, Inc.,
  Sr. Sub. Notes, 12.25%                           02/01/05           1,300,000        1,339,000
------------------------------------------------------------------------------------------------
Pilgrim's Pride Corp.,
  Sr. Sub. Notes, 10.875%                          08/01/03           1,000,000          885,000
------------------------------------------------------------------------------------------------
                                                                                       3,953,350
------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT-3.16%

Province of Manitoba,
  Yankee Bonds 7.75%                               07/17/16           7,500,000        8,328,525
------------------------------------------------------------------------------------------------
United Mexican States,
  Deb., 11.1875%
  (acquired 07/12/95; cost $1,000,000)(d)          07/21/97           1,000,000        1,024,380
------------------------------------------------------------------------------------------------
                                                                                       9,352,905
------------------------------------------------------------------------------------------------

GAMING-1.59%

Aztar Corp.,
  Sr. Sub. Notes, 11.00%                           10/01/02             690,000          690,000
------------------------------------------------------------------------------------------------
Showboat, Inc.,
  First Mortgage Notes, 9.25%                      05/01/08           4,000,000        4,020,000
------------------------------------------------------------------------------------------------
                                                                                       4,710,000
------------------------------------------------------------------------------------------------

HOTELS/MOTELS-1.29%

John Q. Hammons Hotels Inc.,
  Gtd. First Mortgage Notes, 9.75%
  (acquired 10/06/95-11/16/95; cost
  $3,808,125)(d)                                   10/01/05           3,800,000        3,828,500
------------------------------------------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.43%

American Life Holding Co.,
  Sr. Sub. Notes, 11.25%                           09/15/04           1,300,000        1,365,000
------------------------------------------------------------------------------------------------
Americo Life Inc.,
  Sr. Sub. Notes, 9.25%                            06/01/05           3,000,000        2,857,500
------------------------------------------------------------------------------------------------
                                                                                       4,222,500
------------------------------------------------------------------------------------------------

LEISURE & RECREATION-0.70%

Icon Health & Fitness Inc.,
  Sr. Sub. Notes, 13.00%                           07/15/02           1,200,000        1,299,000
------------------------------------------------------------------------------------------------

                                                                     Financials

                                                                    PRINCIPAL
                                                   MATURITY         AMOUNT(a)       MARKET VALUE

LEISURE & RECREATION (continued)

Stratosphere Corp.,
  First Mortgage Notes, 14.25%                     05/15/02       $     670,000     $    757,938
------------------------------------------------------------------------------------------------
                                                                                       2,056,938
------------------------------------------------------------------------------------------------

MACHINERY (HEAVY)-2.81%

Caterpillar Inc.,
  Deb., 9.375%                                     08/15/11           5,000,000        6,368,750
------------------------------------------------------------------------------------------------
Fairfield Manufacturing,
  Sr. Sub. Notes, 11.375%                          07/01/01           1,000,000          975,000
------------------------------------------------------------------------------------------------
Primeco Inc.,
  Sr. Sub. Notes, 12.75%                           03/01/05             940,000          968,200
------------------------------------------------------------------------------------------------
                                                                                       8,311,950
------------------------------------------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-1.19%

AM General Corp.,
  Sr. Notes, 12.875%                               05/01/02           1,500,000        1,503,750
------------------------------------------------------------------------------------------------
Interlake Corp.,
  Sr. Notes, 12.00%                                11/15/01           1,000,000        1,010,000
------------------------------------------------------------------------------------------------
MVE Inc.,
  Sr. Sec. Notes, 12.50%                           02/15/02           1,000,000        1,002,500
------------------------------------------------------------------------------------------------
                                                                                       3,516,250
------------------------------------------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.21%

Graphic Controls Corp.,
  Sr. Sub. Notes, 12.00% (acquired 09/21/95;
  cost $600,000)(d)                                09/15/05             600,000          624,000
------------------------------------------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-0.38%

OrNda Healthcorp,
  Sr. Sub. Notes, 11.375%                          08/15/04           1,000,000        1,125,000
------------------------------------------------------------------------------------------------

METALS (MISCELLANEOUS)-0.86%

Rio Algom Ltd.,
  Yankee Deb., 7.05%                               11/01/05           2,500,000        2,544,250
------------------------------------------------------------------------------------------------
NATURAL GAS PIPELINE-3.11%
Talisman Energy Inc.,
  Yankee Deb., 7.125%                              06/01/07           3,750,000        3,935,100
------------------------------------------------------------------------------------------------
Transco Energy Co.,
  Deb., 9.875%,                                    06/15/20           4,000,000        5,254,760
------------------------------------------------------------------------------------------------
                                                                                       9,189,860
------------------------------------------------------------------------------------------------

OIL & GAS-2.82%

HS Resources Inc.,
  Sr. Sub. Notes, 9.875%                           12/01/03           1,190,000        1,175,125
------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co. Inc.,
  Sub. Deb., 12.25%                                02/01/05           1,370,000        1,510,425
------------------------------------------------------------------------------------------------
Sun Company,
  Deb., 9.00%                                      11/01/24           4,000,000        4,870,360
------------------------------------------------------------------------------------------------
United Meridian Corp.,
  Gtd. Sr. Sub. Notes, 10.375%                     10/15/05             270,000          285,526
------------------------------------------------------------------------------------------------
Wainoco Oil Corp.,
  Sr. Notes, 12.00%                                08/01/02             500,000          482,500
------------------------------------------------------------------------------------------------
                                                                                       8,323,936
------------------------------------------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.14%

Falcon Drilling Co. Inc.
  Sr. Notes, 9.75%                                 01/15/01             410,000          421,275
------------------------------------------------------------------------------------------------

Financials

                                                                    PRINCIPAL
                                                   MATURITY         AMOUNT(a)       MARKET VALUE
PAPER & FOREST PRODUCTS-0.52%

Pacific Lumber Co.,
  Sr. Notes, 10.50%                                03/01/03       $     600,000     $    568,500
------------------------------------------------------------------------------------------------
Rapp International Finance,
  Gtd. Yankee Sec. Notes, 11.50%                   12/15/00             970,000          966,363
------------------------------------------------------------------------------------------------
                                                                                       1,534,863
------------------------------------------------------------------------------------------------

PUBLISHING-6.09%

News America Holdings,
  Gtd. Sr. Deb., 9.25%                             02/01/13           7,100,000        8,362,664
------------------------------------------------------------------------------------------------
Time Warner Inc.,
  Deb., 9.15%                                      02/01/23           8,500,000        9,639,340
------------------------------------------------------------------------------------------------
                                                                                      18,002,004
------------------------------------------------------------------------------------------------

RAILROADS-0.34%

Johnstown American Industries Inc.,
  Sr. Sub. Notes, 11.75%                           08/15/05           1,100,000        1,001,000
------------------------------------------------------------------------------------------------

RETAIL (FOOD & DRUG)-2.61%

Grand Union Co.,
  Sr. Notes, 12.00%                                09/01/04           1,210,000        1,046,650
------------------------------------------------------------------------------------------------
Great Atlantic & Pacific,
  Yankee Notes, 7.78%
  (acquired 10/18/95; cost $3,900,000)(d)          11/01/00           3,900,000        3,954,639
------------------------------------------------------------------------------------------------
Penn Traffic Co.,
  Sr. Notes, 10.65%                                11/01/04           1,580,000        1,508,901
------------------------------------------------------------------------------------------------
Ralph's Grocery Co.,
  Sr. Notes, 11.00%                                06/15/05           1,210,000        1,197,900
------------------------------------------------------------------------------------------------
                                                                                       7,708,090
------------------------------------------------------------------------------------------------

RETAIL (STORES)-1.87%

Fleming Companies Inc.,
  Sr. Notes, 10.625%                               12/15/01           1,000,000          970,000
------------------------------------------------------------------------------------------------
Pamida Inc.,
  Sr. Sub. Notes, 11.75%                           03/15/03           1,000,000          770,000
------------------------------------------------------------------------------------------------
Samsonite Corp.,
  Sr. Sub. Notes, 11.125%                          07/15/05             900,000          864,000
------------------------------------------------------------------------------------------------
Specialty Retailers, Inc.,
  Sr. Sub. Notes, 11.00%                           08/15/03           2,000,000        1,820,000
------------------------------------------------------------------------------------------------
United Stationer Supply,
  Sr. Sub. Notes, 12.75%                           05/01/05           1,000,000        1,092,500
------------------------------------------------------------------------------------------------
                                                                                       5,516,500
------------------------------------------------------------------------------------------------

SCHOOLS-0.12%

Herff Jones Inc.,
  Sr. Sub. Notes, 11.00%                           08/15/05             330,000          353,925
------------------------------------------------------------------------------------------------

STEEL-0.75%

GS Technologies Inc.,
  Sr. Notes, 12.00%                                09/01/04           1,000,000          992,500
------------------------------------------------------------------------------------------------
Gulf States Steel Corp.,
  First Mortgage Notes, 13.50%                     04/15/03           1,360,000        1,224,000
------------------------------------------------------------------------------------------------
                                                                                       2,216,500
------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS-3.50%

A+ Network Inc.,
  Sr. Sub. Notes, 11.875%                          11/01/05             930,000          941,625
------------------------------------------------------------------------------------------------

                                                                     Financials

                                                                    PRINCIPAL
                                                   MATURITY         AMOUNT(a)       MARKET VALUE
TELECOMMUNICATIONS (continued)
Clearnet Communications,
  Yankee Units, 14.75%(b)(e)                       12/15/05       $     700,000     $    364,000
------------------------------------------------------------------------------------------------
Dictaphone Corp.,
  Gtd. Sr. Sub. Notes, 11.75%                      08/01/05             610,000          603,900
------------------------------------------------------------------------------------------------
Pronet Inc.,
  Sr. Sub. Notes, 11.875%                          06/15/05           1,000,000        1,105,000
------------------------------------------------------------------------------------------------
TCI Communications Inc.,
  Sr. Notes, 8.75%                                 08/01/15           6,000,000        6,652,020
------------------------------------------------------------------------------------------------
Telewest PLC,
  Yankee Sr. Disc. Deb. 11.00%(b)                  10/01/07           1,100,000          664,125
------------------------------------------------------------------------------------------------
                                                                                      10,330,670
------------------------------------------------------------------------------------------------

TEXTILES-1.06%

Consoltex Group,
  Sr. Sub. Notes, 11.00%                           10/01/03           1,700,000        1,534,250
------------------------------------------------------------------------------------------------
Tarkett International,
  Sr. Sub. Notes, 9.00%                            03/01/02           1,500,000        1,601,250
------------------------------------------------------------------------------------------------
                                                                                       3,135,500
------------------------------------------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-1.23%

Gearbulk Holdings Ltd,
  Sr. Notes, 11.25%                                12/01/04           1,000,000        1,070,000
------------------------------------------------------------------------------------------------
Stena AB,
  Yankee Sr. Notes, 10.50%                         12/15/05           1,500,000        1,535,625
------------------------------------------------------------------------------------------------
Trans Ocean Container,
  Sr. Sub. Notes, 12.25%                           07/01/04           1,000,000        1,040,000
------------------------------------------------------------------------------------------------
                                                                                       3,645,625
------------------------------------------------------------------------------------------------

UTILITIES-4.50%

California Energy Company, Inc.,
  Sr. Disc. Notes, 10.25%(b)                       01/15/04           1,500,000        1,417,500
------------------------------------------------------------------------------------------------
Indiana-Michigan Power Co.,
  Sec. Lease Obligation Bonds, 9.82%               12/07/22           8,992,275       11,888,508
------------------------------------------------------------------------------------------------
                                                                                      13,306,008
------------------------------------------------------------------------------------------------
       Total U.S. Dollar Denominated
         Non-Convertible Bonds & Notes                                               184,139,563
------------------------------------------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
  NOTES-1.02%

COMPUTER NETWORKING-0.43%

3COM Corp.,
  Conv. Sub. Notes, 10.25%
  (acquired 11/08/94; cost $800,000)(d)            11/01/01             800,000        1,284,000
------------------------------------------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.59%

Henderson Capital,
  Conv. Bonds, 4.50%                               10/27/96           1,700,000        1,746,750
------------------------------------------------------------------------------------------------
       Total U.S. Dollar Denominated Convertible
         Bonds & Notes                                                                 3,030,750
------------------------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE
  BONDS & NOTES(f)-7.19%

CANADA-3.00%

Bell Canada (Telecommunications),
  Deb., 10.875%                                    10/11/04       CAD 3,000,000        2,625,192
------------------------------------------------------------------------------------------------
Canadian Oil Debco Inc. (Oil & Gas),
  Deb., 11.00%                                     10/31/00           3,200,000        2,679,047
------------------------------------------------------------------------------------------------

Financials

                                                                    PRINCIPAL
                                                   MATURITY         AMOUNT(a)       MARKET VALUE
CANADA (continued)

IPL Energy Inc. (Oil Equipment & Supplies),
  Deb., Series A, 9.67%                            02/23/00       CAD 3,100,000     $  2,483,065
------------------------------------------------------------------------------------------------
Rogers Cablesystem, Inc. (Cable Television),
  Sr. Sec. 2nd Priority Deb., 9.65%                01/15/14           1,750,000        1,082,937
------------------------------------------------------------------------------------------------
                                                                                       8,870,241
------------------------------------------------------------------------------------------------

GERMANY-3.87%

International Bank for Reconstruction &
  Development (Supranational Organization),
  Unsub. Global Bonds, 5.875%                      11/10/03       DEM 7,000,000        4,901,952
------------------------------------------------------------------------------------------------
  Unsub. Global Bonds, 7.125%                      04/12/05           8,800,000        6,534,821
------------------------------------------------------------------------------------------------
                                                                                      11,436,773
------------------------------------------------------------------------------------------------

ITALY-0.32%

KFW International Finance Inc. (Finance-Consumer
  Credit), Gtd. Notes, 11.625%                     11/27/98   ITL 1,430,000,000          936,225
------------------------------------------------------------------------------------------------
       Total Non-U.S. Dollar Denominated
         Non-Convertible Bonds & Notes                                                21,243,239
------------------------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
  NOTES(f)-3.27%

UNITED KINGDOM-3.27%

ELF Enterprise Finance PLC (Finance-Consumer
  Credit), Gtd. Conv. Bonds, 8.75%                 06/27/06       BPS 2,900,000        4,481,285
------------------------------------------------------------------------------------------------
Lasmo PLC (Oil Equipment & Supplies),
  Conv. Deb., 7.75%                                10/04/05           3,700,000        5,193,159
------------------------------------------------------------------------------------------------
       Total Non-U.S. Dollar Denominated
         Convertible Bonds & Notes                                                     9,674,444
------------------------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED GOVERNMENT BONDS &
  NOTES(f)-10.36%

AUSTRALIA-3.98%

Australian Government,
  Gtd. Deb., 9.00%                                 09/15/04       AUD 2,500,000        1,957,299
------------------------------------------------------------------------------------------------
Queensland Treasury Corp.,
  Gtd. Notes, 6.50%                                06/14/05          10,400,000        6,786,437
------------------------------------------------------------------------------------------------
Western Australia Treasury Corp.,
  Gtd. Notes, 9.00%                                04/15/99           3,900,000        3,017,470
------------------------------------------------------------------------------------------------
                                                                                      11,761,206
------------------------------------------------------------------------------------------------

CANADA-0.90%

New Brunswick (Province of),
  Deb., 8.94%                                      01/15/05       CAD 3,500,000        2,662,486
------------------------------------------------------------------------------------------------

DENMARK-0.98%

Kingdom of Denmark,
  Deb., 8.00%                                      11/15/01      DKK 15,000,000        2,895,722
------------------------------------------------------------------------------------------------

FRANCE-1.05%

French Treasury Bill,
  Notes, 5.75%                                     11/12/98      FRF 15,000,000        3,094,649
------------------------------------------------------------------------------------------------

GERMANY-3.45%

Bundesrepublik Deutschland,
  Deb., 6.75%                                      07/15/04       DEM 5,250,000        3,846,462
------------------------------------------------------------------------------------------------
  Deb., 6.875%                                     05/12/05           8,600,000        6,349,731
------------------------------------------------------------------------------------------------
                                                                                      10,196,193
------------------------------------------------------------------------------------------------
       Total Non-U.S. Dollar Denominated
         Government Bonds & Notes                                                     30,610,256
------------------------------------------------------------------------------------------------

                                                                     Financials

                                                                     SHARES         MARKET VALUE
EQUITY SECURITIES-0.16%

COMMON STOCKS-0.15%

UTILITIES-0.15%
National Power PLC-ADR                                                   24,300     $    224,775
------------------------------------------------------------------------------------------------
PowerGen PLC-ADR                                                         17,300          227,063
------------------------------------------------------------------------------------------------
       Total Common Stocks                                                               451,838
------------------------------------------------------------------------------------------------

WARRANTS-0.01%

LEISURE & RECREATION-0.01%

IHF Holdings-Wt., expiring 11/14/99(g)                                    1,200           30,000
------------------------------------------------------------------------------------------------

STEEL-0.00%

Gulf States Steel Corp.-Wt., expiring
  04/15/03(g)                                                             1,360            6,800
------------------------------------------------------------------------------------------------
       Total Warrants                                                                     36,800
------------------------------------------------------------------------------------------------
       Total Equity Securities                                                           488,638
------------------------------------------------------------------------------------------------

                                                                    PRINCIPAL
                                                   MATURITY          AMOUNT
U.S. TREASURY SECURITIES-13.33%

U.S. Treasury Notes, 6.50%                         04/30/99       $  38,000,000       39,396,500
------------------------------------------------------------------------------------------------
       Total U.S. Treasury Securities                                                 39,396,500
------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT(h)-0.25%

Daiwa Securities America, Inc. 5.92%(i)            01/02/96             733,341          733,341
------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS-97.88%                                                    289,316,731
------------------------------------------------------------------------------------------------
         OTHER ASSETS LESS LIABILITIES-2.12%                                           6,266,965
------------------------------------------------------------------------------------------------
         NET ASSETS-100.00%                                                         $295,583,696
================================================================================================

Notes to Schedule of Investments:

(a)  Principal amount is in U.S. Dollars, except as indicated by note (f).
(b) Discounted bond at purchase. Interest rate represents coupon rate at which the bond will accrue at a specified future date.
(c) Issued as a unit. This unit consists of $1,000,000 Sr. Notes plus 3 warrants to purchase one share of common stock each at $11.55 per share.
(d) Restricted securities. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1995 was $13,672,319 which represented 4.63% of the Fund's net assets.
(e) Issued as a unit. This unit consists of ten $1,000,000 Sr. Disc. Notes plus 33 warrants to purchase shares of common stock.
(f) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
(i) Joint repurchase agreement entered into 12/29/95 with a maturing value of $646,679,181. Collateralized by $537,995,000 U.S. Treasury obligations, 7.875% to 11.25% due 11/15/07 to 02/15/15.


Abbreviations:
AUD    - Australian Dollar         Disc.   - Discounted       Sec.   - Secured
BPS    - British Pound Sterling    DKK     - Danish Krone     Sr.    - Senior
CAD    - Canadian Dollar           FRF     - French Franc     Sub.   - Subordinated
Conv.  - Convertible               Gtd.    - Guaranteed       Unsub. - Unsubordinated
Deb.   - Debentures                ITL     - Italian Lire     Wt.    - Warrant
DEM    - German Deutschemark       Pfd.    - Preferred

See Notes to Financial Statements.

Financials

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995

ASSETS:

Investments, at market value (cost $277,224,608)                           $289,316,731
---------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $299,615)                             302,561
---------------------------------------------------------------------------------------
Receivables for:
  Forward contracts                                                             105,029
---------------------------------------------------------------------------------------
  Fund shares sold                                                              991,585
---------------------------------------------------------------------------------------
  Interest                                                                    6,013,360
---------------------------------------------------------------------------------------
Investment for deferred compensation plan                                        67,591
---------------------------------------------------------------------------------------
Other assets                                                                     44,789
---------------------------------------------------------------------------------------
    Total assets                                                            296,841,646
---------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                                                        251,222
---------------------------------------------------------------------------------------
  Dividends to shareholders                                                     497,048
---------------------------------------------------------------------------------------
  Deferred compensation plan                                                     67,591
---------------------------------------------------------------------------------------
Accrued advisory fees                                                           114,823
---------------------------------------------------------------------------------------
Accrued distribution fees                                                       191,505
---------------------------------------------------------------------------------------
Accrued administrative service fees                                              12,413
---------------------------------------------------------------------------------------
Accrued transfer agent fees                                                      39,684
---------------------------------------------------------------------------------------
Accrued trustees' fees                                                            1,800
---------------------------------------------------------------------------------------
Accrued operating expenses                                                       81,864
---------------------------------------------------------------------------------------
    Total liabilities                                                         1,257,950
---------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                $295,583,696
=======================================================================================

NET ASSETS:

Class A                                                                    $251,279,503
=======================================================================================
Class B                                                                     $44,304,193
=======================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE

Class A                                                                      30,771,741
=======================================================================================
Class B                                                                       5,434,354
=======================================================================================

CLASS A:

  Net asset value and redemption price per share                             $     8.17
=======================================================================================
  Offering price per share:
    (Net asset value of $8.17 divided by 95.25%)                             $     8.58
=======================================================================================

CLASS B:

  Net asset value and offering price per share                               $     8.15
=======================================================================================

See Notes to Financial Statements.

                                                                     Financials

STATEMENT OF OPERATIONS

For the year ended December 31, 1995

INVESTMENT INCOME:

Interest                                                                     $20,643,014
----------------------------------------------------------------------------------------
Dividends                                                                        112,212
----------------------------------------------------------------------------------------
    Total investment income                                                   20,755,226
----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                  1,176,249
----------------------------------------------------------------------------------------
Custodian fees                                                                    68,276
----------------------------------------------------------------------------------------
Distribution fees -- Class A                                                     550,802
----------------------------------------------------------------------------------------
Distribution fees -- Class B                                                     237,414
----------------------------------------------------------------------------------------
Trustees' fees                                                                     6,846
----------------------------------------------------------------------------------------
Transfer agent fees -- Class A                                                   265,784
----------------------------------------------------------------------------------------
Transfer agent fees -- Class B                                                    39,720
----------------------------------------------------------------------------------------
Administrative service fees                                                       82,185
----------------------------------------------------------------------------------------
Other                                                                            171,661
----------------------------------------------------------------------------------------
    Total expenses                                                             2,598,937
----------------------------------------------------------------------------------------
Net investment income                                                         18,156,289
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN
CURRENCIES AND FORWARD CONTRACT TRANSACTIONS:

Net realized gain (loss) from:
  Investment securities                                                        8,393,768
----------------------------------------------------------------------------------------
  Foreign currencies                                                           1,752,428
----------------------------------------------------------------------------------------
  Forward contracts                                                             (274,598)
----------------------------------------------------------------------------------------
                                                                               9,871,598
----------------------------------------------------------------------------------------
Unrealized appreciation of:
  Investment securities                                                       21,219,140
----------------------------------------------------------------------------------------
  Foreign currencies                                                              75,365
----------------------------------------------------------------------------------------
  Forward contracts                                                              140,338
----------------------------------------------------------------------------------------
                                                                              21,434,843
----------------------------------------------------------------------------------------
  Net realized and unrealized gain from investment securities, foreign
    currencies and forward contract transactions                              31,306,441
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $49,462,730
========================================================================================

See Notes to Financial Statements.

Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1995 and 1994

                                                                  1995               1994
OPERATIONS:

  Net investment income                                       $ 18,156,289       $ 17,083,355
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and forward contract transactions         9,871,598        (18,454,102)
---------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward contract
    transactions                                                21,434,843        (18,072,358)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
       operations                                               49,462,730        (19,443,105)
---------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (16,600,806)       (14,029,228)
---------------------------------------------------------------------------------------------
  Class B                                                       (1,555,483)          (478,570)
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                         (889,987)                --
---------------------------------------------------------------------------------------------
  Class B                                                          (95,903)                --
---------------------------------------------------------------------------------------------
Distributions to shareholders from capital:
  Class A                                                               --         (3,123,648)
---------------------------------------------------------------------------------------------
  Class B                                                               --           (122,674)
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                               --           (360,558)
---------------------------------------------------------------------------------------------
  Class B                                                               --            (20,562)
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       22,105,318         (6,155,618)
---------------------------------------------------------------------------------------------
  Class B                                                       29,160,108          9,961,208
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       81,585,977        (33,772,755)
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          213,997,719        247,770,474
---------------------------------------------------------------------------------------------
  End of period                                               $295,583,696       $213,997,719
=============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $290,272,299       $239,006,873
---------------------------------------------------------------------------------------------
  Undistributed net investment income                              846,817            (60,059)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from sales of
    investment securities, foreign currencies and forward
    contract transactions                                       (7,799,206)       (15,778,038)
---------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward contract
    transactions                                                12,263,786         (9,171,057)
---------------------------------------------------------------------------------------------
                                                              $295,583,696       $213,997,719
=============================================================================================

See Notes to Financial Statements.

                                                                     Financials

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed rate corporate debt and U.S. Government obligations. Information presented in these financial statements pertains only to the Fund.
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations - Non-convertible bonds and notes are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the over-the-counter quotations more closely reflect the current market value of the security. Exchange listed convertible bonds are valued based at the mean between the closing bid and asked prices obtained from a broker-dealer. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Financials

C. Foreign Currency Contracts - A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding contracts at December 31, 1995 were as follows:

                         Contract to
   Settlement   -----------------------------     Unrealized
     Date          Receive          Deliver      Appreciation
   ---------    --------------     ----------    ------------
   01/25/96     DEM  7,800,000     $5,443,019     $ 105,029

D. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividends to shareholders are declared daily and are paid monthly. On December 31, 1995 $1,892,766 was reclassified from undistributed net realized gain to undistributed net investment income as a result of permanent book/tax differences due to the differing book/tax treatment for foreign currency gains incurred by the Fund. Net assets of the Fund were unaffected by the reclassification discussed above.
E. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $7,557,727 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
F. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1995, AIM was reimbursed $82,185 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1995, the Fund paid AFS $193,500 for such services.
   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and which provides periodic payments to selected dealers and financial

                                                                     Financials
institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1995, the Class A shares and the Class B shares paid AIM Distributors $550,802 and $237,414, respectively, as compensation under the Plans.
   AIM Distributors received commissions of $154,679 from sales of the Class A shares of the Fund during the year ended December 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1995, AIM Distributors received $48,320 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
   During the year ended December 31, 1995 the Fund paid legal fees of $3,278 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS

The Fund has a $4,000,000 committed line of credit with a financial institution syndicate with Chemical Bank of New York as the administrative agent. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 20, 1995 (effective date of line of credit agreement) through December 31, 1995, the Fund did not borrow under the line of credit agreement. The Fund is charged a commitment fee, payable quarterly, at the rate of 1/10 of 1% per annum on the unused balance of the Fund's committed line.

NOTE 5 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1995 was $596,557,985 and $526,613,903, respectively.
   The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities               $14,468,630
------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities              (2,376,507)
------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                     $12,092,123
====================================================================================

Investments have the same cost for tax and financial statement purposes.

Financials

NOTE 6 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1995 and 1994 were as follows:

                                                                      1995                      1994
                                                             ----------------------    ----------------------
                                                              SHARES       VALUE        SHARES       VALUE
                                                             --------    ----------    --------    ----------
Sold:
  Class A                                                    7,497,108  $58,558,530    4,265,341  $33,272,800
-----------------------------------------------------------------------------------    ----------------------
  Class B                                                    4,199,186   32,900,136    1,696,358   13,014,930
-----------------------------------------------------------------------------------    ----------------------
Issued as reinvestment of dividends:
  Class A                                                    1,859,312   14,431,705    1,895,928   14,388,718
-----------------------------------------------------------------------------------    ----------------------
  Class B                                                      131,455    1,024,904       54,029      403,397
-----------------------------------------------------------------------------------    ----------------------
Reacquired:
  Class A                                                   (6,603,107) (50,884,917)  (7,025,819) (53,817,136)
-----------------------------------------------------------------------------------    ----------------------
  Class B                                                     (611,547)  (4,764,932)    (462,198)  (3,457,119)
-----------------------------------------------------------------------------------    ----------------------
                                                             6,472,407  $51,265,426      423,639  $ 3,805,590
===================================================================================    ======================

NOTE 7 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share outstanding for each of the years in the ten-year period ended December 31, 1995 and for a Class B share outstanding for each of the years in the two-year period ended December 31, 1995, and the period September 7, 1993 (date sales commenced) through December 31, 1993.

                                                                             DECEMBER 31,
                                     --------------------------------------------------------------------------------------------
CLASS A:                               1995          1994          1993        1992(a)         1991          1990          1989
                                     --------      --------      --------      --------      --------      --------      --------
Net asset value, beginning of
 period                              $  7.20       $   8.45      $   8.03      $   8.07      $   7.41      $   7.80      $   7.53
---------------------------------    --------      --------      --------      --------      --------      --------      --------
Income from investment
 operations:
 Net investment income                  0.58           0.58          0.60          0.60          0.61          0.65          0.66
---------------------------------    --------      --------      --------      --------      --------      --------      --------
 Net gains (losses) on securities
   (both realized and unrealized)       1.00          (1.22)         0.61         (0.03)         0.66         (0.39)         0.32
---------------------------------    --------      --------      --------      --------      --------      --------      --------
   Total from investment
     operations                         1.58          (0.64)         1.21          0.57          1.27          0.26          0.98
---------------------------------    --------      --------      --------      --------      --------      --------      --------
Less distributions:
 Dividends from net investment
   income                              (0.61)         (0.49)        (0.60)        (0.61)        (0.61)        (0.65)        (0.71)
---------------------------------    --------      --------      --------      --------      --------      --------      --------
 Distributions from net realized
   capital gains                          --          (0.01)        (0.19)           --            --            --            --
---------------------------------    --------      --------      --------      --------      --------      --------      --------
 Distributions from capital               --          (0.11)           --            --            --            --            --
---------------------------------    --------      --------      --------      --------      --------      --------      --------
   Total distributions                 (0.61)         (0.61)        (0.79)        (0.61)        (0.61)        (0.65)        (0.71)
---------------------------------    --------      --------      --------      --------      --------      --------      --------
Net asset value, end of period       $  8.17       $   7.20      $   8.45      $   8.03      $   8.07      $   7.41      $   7.80
=================================    ========      ========      ========      ========      ========      ========      ========
Total return(b)                        22.77%         (7.65)%       15.38%         7.42%        18.00%         3.65%        13.56%
=================================    ========      ========      ========      ========      ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $251,280      $201,677      $244,168      $218,848      $231,798      $215,987      $229,222
=================================    ========      ========      ========      ========      ========      ========      ========
Ratio of expenses to average net
 assets                                 0.98%(c)       0.98%         0.98%         0.99%(d)      1.00%(d)      1.00%         0.96%
=================================    ========      ========      ========      ========      ========      ========      ========
Ratio of net investment income to
 average net assets                     7.52%(c)       7.53%         7.01%         7.54%(d)      7.97%(d)      8.73%         8.56%
=================================    ========      ========      ========      ========      ========      ========      ========
Portfolio turnover rate                  227%           185%           99%           82%           67%          106%          222%
=================================    ========      ========      ========      ========      ========      ========      ========










CLASS A:                             1988          1987          1986
                                   --------      --------      --------
Net asset value, beginning of
 period                            $   7.55      $   8.20      $   7.53
---------------------------------  --------      --------      --------
Income from investment
 operations:
 Net investment income                 0.68          0.67          0.71
---------------------------------  --------      --------      --------
 Net gains (losses) on securities
   (both realized and unrealized)     (0.02)        (0.63)         0.60
---------------------------------  --------      --------      --------
   Total from investment
     operations                        0.66          0.04          1.31
---------------------------------  --------      --------      --------
Less distributions:
 Dividends from net investment
   income                             (0.68)        (0.69)        (0.64)
---------------------------------  --------      --------      --------
 Distributions from net realized
   capital gains                         --            --            --
---------------------------------  --------      --------      --------
 Distributions from capital              --            --            --
---------------------------------  --------      --------      --------
   Total distributions                (0.68)        (0.69)        (0.64)
---------------------------------  --------      --------      --------
Net asset value, end of period     $   7.53      $   7.55      $   8.20
=================================  ========      ========      ========
Total return(b)                        9.01%         0.56%        18.04%
=================================  ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                          $218,946      $237,466      $273,121
=================================  ========      ========      ========
Ratio of expenses to average net
 assets                                0.95%         0.84%         0.82%
=================================  ========      ========      ========
Ratio of net investment income to
 average net assets                    8.81%         8.64%         8.93%
=================================  ========      ========      ========
Portfolio turnover rate                 361%          195%           85%
=================================  ========      ========      ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges.
(c) Ratios are based on average net assets of $220,320,889.
(d) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements were 1.00% and 1.03% for 1992-1991, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements were 7.53% and 7.94% for 1992-1991, respectively.

                                                                     Financials

                                                                                                        DECEMBER 31,
                                                                                              ---------------------------------
CLASS B:                                                                                        1995         1994         1993
                                                                                              --------      -------      ------
Net asset value, beginning of period                                                          $  7.18       $  8.43      $ 8.95
-------------------------------------------------------------------------------------------   --------      -------      ------
Income from investment operations:
 Net investment income                                                                           0.53          0.52        0.19
-------------------------------------------------------------------------------------------   --------      -------      ------
 Net gains (losses) on securities (both realized and unrealized)                                 0.98         (1.23)      (0.34)
-------------------------------------------------------------------------------------------   --------      -------      ------
   Total from investment operations                                                              1.51         (0.71)      (0.15)
-------------------------------------------------------------------------------------------   --------      -------      ------
Less distributions:
 Dividends from net investment income                                                           (0.54)        (0.42)      (0.18)
-------------------------------------------------------------------------------------------   --------      -------      ------
 Distributions from net realized capital gains                                                     --         (0.01)      (0.19)
-------------------------------------------------------------------------------------------   --------      -------      ------
 Distributions from capital                                                                        --         (0.11)         --
-------------------------------------------------------------------------------------------   --------      -------      ------
   Total distributions                                                                          (0.54)        (0.54)      (0.37)
-------------------------------------------------------------------------------------------   --------      -------      ------
Net asset value, end of period                                                                $  8.15       $  7.18      $ 8.43
===========================================================================================   ========      =======      ======
Total return(a)                                                                                 21.72%        (8.46)%     (0.75)%
===========================================================================================   ========      =======      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                                      $44,304       $12,321      $3,602
===========================================================================================   ========      =======      ======
Ratio of expenses to average net assets                                                          1.79%(b)      1.83%(c)    1.75%(c)
===========================================================================================   ========      =======      ======
Ratio of net investment income to average net assets                                             6.71%(b)      6.69%(c)    6.24%(c)
===========================================================================================   ========      =======      ======
Portfolio turnover rate                                                                           227 %         185%         99%
===========================================================================================   ========      =======      ======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $23,741,406.
(c) After expense reimbursements. Ratios of expenses to average net assets prior to expense reimbursements were 2.04% and 2.50% (annualized) for 1994 and 1993, respectively. Ratios of net investment income to average net assets prior to expense reimbursements were 6.48% and 5.49% (annualized) for 1994 and 1993, respectively.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AIM Income Fund:

We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

Houston, Texas
February 7, 1996

                                                            Trustees & Officers

BOARD OF TRUSTEES                           OFFICERS                                  OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                          11 Greenway Plaza
Chairman and Chief Executive Officer        Chairman                                  Suite 1919
A I M Management Group Inc.                                                           Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                 INVESTMENT ADVISOR
Director, President, and
Chief Executive Officer                     John J. Arthur                            A I M Advisors, Inc.
COMSAT Corporation                          Senior Vice President and Treasurer       11 Greenway Plaza
                                                                                      Suite 1919
Owen Daly II                                Gary T. Crum                              Houston, TX 77046
Director                                    Senior Vice President
Cortland Trust Inc.                                                                   TRANSFER AGENT
                                            Carol F. Relihan
Carl Frischling                             Vice President and Secretary              A I M Fund Services, Inc.
Partner                                                                               P.O. Box 4739
Kramer, Levin, Naftalis, Nessen,            Dana R. Sutton                            Houston, TX 77210-4739
Kamin & Frankel                             Vice President and Assistant Treasurer
                                                                                      CUSTODIAN
Robert H. Graham                            Robert G. Alley
President and Chief Operating Officer       Vice President                            State Street Bank & Trust Co.
A I M Management Group Inc.                                                           225 Franklin Street
                                            Stuart W. Coco                            Boston, MA 02110
John F. Kroeger                             Vice President
Formerly, Consultant                                                                  COUNSEL TO THE FUND
Wendell & Stockel Associates, Inc.          Melville B. Cox
                                            Vice President                            Ballard Spahr
Lewis F. Pennock                                                                      Andrews & Ingersoll
Attorney                                    Karen Dunn Kelley                         1735 Market Street
                                            Vice President                            Philadelphia, PA 19103
Ian W. Robinson
Consultant; Former Executive                Jonathan C. Schoolar                      COUNSEL TO THE TRUSTEES
Vice President and                          Vice President
Chief Financial Officer                                                               Kramer, Levin, Naftalis,
Bell Atlantic Management                    David L. Kite                             Nessen, Kamin & Frankel
Services, Inc.                              Assistant Secretary                       919 Third Avenue
                                                                                      New York, NY 10022
Louis S. Sklar                              P. Michele Grace
Executive Vice President                    Assistant Secretary                       DISTRIBUTOR
Hines Interests
Limited Partnership                         Nancy L. Martin                           A I M Distributors, Inc.
                                            Assistant Secretary                       11 Greenway Plaza
                                                                                      Suite 1919
                                            Ofelia M. Mayo                            Houston, TX 77046
                                            Assistant Secretary
                                                                                      AUDITORS
                                            Kathleen J. Pflueger
                                            Assistant Secretary                       KPMG Peat Marwick LLP
                                                                                      700 Louisiana
                                            Samuel D. Sirko                           NationsBank Bldg.
                                            Assistant Secretary                       Houston, TX 77002

                                            Stephen I. Winer
                                            Assistant Secretary

                                            Mary J. Benson
                                            Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Income Fund Class A and Class B shares paid ordinary dividends in the amounts of $0.613 and $0.542 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1995.

REQUIRED STATE INCOME TAX INFORMATION
Of the total income dividends paid, 9.08% for both Class A and Class B shares was derived from U.S. Treasury obligation.

[PHOTO OF 11 GREENWAY PLAZA]                                     THE AIM FAMILY OF FUNDS(R)

                                                                 AGGRESSIVE GROWTH
                                                                 AIM Aggressive Growth Fund*
                                                                 AIM Constellation Fund
                                                                 AIM Global Aggressive Growth Fund

                                                                 GROWTH
                                                                 AIM Global Growth Fund
                                                                 AIM Growth Fund
                                                                 AIM International Equity Fund
                                                                 AIM Value Fund
                                                                 AIM Weingarten Fund

                                                                 GROWTH AND INCOME
                                                                 AIM Balanced Fund
                                                                 AIM Charter Fund

                                                                 INCOME AND GROWTH
                                                                 AIM Global Utilities Fund**

                                                                 HIGH CURRENT INCOME
                                                                 AIM High Yield Fund

                                                                 CURRENT INCOME
                                                                 AIM Global Income Fund
                                                                 AIM Income Fund

                                                                 CURRENT TAX-FREE INCOME
                                                                 AIM Municipal Bond Fund
                                                                 AIM Tax-Exempt Bond Fund of CT
                                                                 AIM Tax-Free Intermediate Shares

                                                                 CURRENT INCOME AND HIGH DEGREE
                                                                   OF SAFETY
                                                                 AIM Intermediate Government Fund***

                                                                 HIGH DEGREE OF SAFETY AND
                                                                   CURRENT INCOME
                                                                 AIM Limited Maturity Treasury Shares

                                                                 STABILITY, LIQUIDITY, AND
                                                                   CURRENT INCOME
                                                                 AIM Money Market Fund

                                                                 STABILITY, LIQUIDITY, AND
                                                                   CURRENT TAX-FREE INCOME
                                                                 AIM Tax-Exempt Cash Fund

                                                                 *AIM Aggressive Growth Fund was closed
                                                                 to new investors on July 18, 1995.
                                                                 **On May 1, 1995, AIM Utilities Fund
                                                                 broadened its investment strategy to
                                                                 permit up to 80% of its total assets
AIM Management Group has provided leadership                     to be invested in foreign securities,
in the mutual fund industry since 1976 and                       and was renamed AIM Global Utilities
currently manages approximately $42 billion                      Fund. ***On September 25, 1995, AIM
in assets for more than 2 million shareholders,                  Government Securities Fund was renamed
including individual investors, corporate clients,               AIM Intermediate Government Fund. For
and financial institutions. The AIM Family of                    more complete information about any
Funds(R) is distributed nationwide, and AIM                      AIM Fund(s), including sales charges
today ranks among the nation's top 20 mutual                     and expenses, ask your financial
fund companies in assets under management,                       consultant or securities dealer for
according to Lipper Analytical Services, Inc.                    a free prospectus(es). Please read the
                                                                 prospectus(es) carefully before you
                                                                 invest or send money.


[AIM LOGO APPEARS HERE]                                          ---------------
                                                                    BULK RATE
A I M Distributors, Inc.                                           U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                          PAID
Houston, TX 77046                                                  HOUSTON, TX
                                                                 Permit No. 1919
                                                                 ---------------